Exhibit 10.10

                 AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT

                             WILLIAMS SCOTSMAN, INC.
                             8211 Town Center Drive
                            Baltimore, Maryland 21236



                                January 31, 1997


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

          Congress Financial Corporation, a California corporation (together with its successors and assigns, "Lender") and Williams Scotsman, Inc., a Maryland corporation (together with its successors and assigns, "Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated as of December 16, 1993, between Lender and Borrower, as amended pursuant to Amendment No. 1 to Loan and Security Agreement, dated June 15, 1994, Amendment No. 2 to Loan and Security Agreement, dated as of September 14, 1994, Amendment No. 3 to Loan and Security Agreement, dated March 24, 1995, Amendment No. 4 to Loan and Security Agreement, dated as of March 28, 1995, and Amendment No. 5 to Loan and Security Agreement, dated as of August 1, 1995, Amendment No. 6 to Loan and Security Agreement, dated as of October 13, 1995, Amendment No. 7 to Loan and Security Agreement, dated as of January 30, 1996 and Amendment No. 8 to Loan and Security Agreement, dated September 30, 1996 (as amended hereby and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

          Borrower has requested that the line of credit provided by Lender to Borrower be increased and various other amendments to the Loan Agreement, and Lender is willing to agree to such increase and other amendments, subject to the terms and conditions contained herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendment.

          In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

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          1. Definitions.

               1.1. Additional Definition. "Amendment No. 9" shall mean this Amendment No. 9 to Loan and Security Agreement by and between Borrower and Lender.

               1.2.  Amendments to Definition.

                    (a) All references to the term "Acquisition Loan Limit" in the Loan Agreement or any of the other Financing Agreements shall be deemed, and each such reference is hereby amended to mean the amount equal to $110,000,000 or such lesser amount then in effect with respect thereto pursuant to the terms of Sections 2.6 or 2.7 of the Loan Agreement.

                    (b) All references to the term "Maximum Credit" in the Loan Agreement or any of the other Financing Agreements shall be deemed, and each such reference is hereby amended to mean the amount equal to $140,000,000 or such lesser amount then in effect with respect thereto pursuant to the terms of Sections 2.6 or 2.7 of the Loan Agreement.

               1.3.  Interpretation.   All  capitalized   terms  used  in  this
Amendment, unless otherwise defined herein, shall have the respective meanings assigned thereto in the Loan Agreement.

          2.  Sublimits.   Sections  2.6(d)(ii)  and  2.6(d)(iii)  of  the  Loan
Agreement are hereby deleted in their entirety and the following substituted therefor:

                "(ii) in no event shall the Working Capital Loan Limit, the Acquisition Loan Limit or the Swing Loan Limit exceed $20,000,000, $110,000,000 or $10,000,000, respectively, and

                (iii) in the event of an increase in the Maximum Credit, the corresponding increases in the Working Capital Loan Limit, Acquisition Loan Limit and the Swing Loan Limit shall be in such amounts so as to maintain the same proportion of each such limit to the Maximum Credit as in effect on the date of Amendment No. 9."

         3. Name Change. Borrower hereby confirms to Lender that Borrower has changed its name from "The Scotsman Group, Inc." to "Williams Scotsman, Inc.," effective as of January 1, 1997 and all references to Borrower in the Loan Agreement and the other Financing Agreements shall refer to Williams Scotsman, Inc., a Maryland corporation, formerly known as The Scotsman Group, Inc., and its successors and assigns.

          4. Line Increase Fee. In consideration of the amendments set forth herein, Borrower shall pay to Lender a line increase fee in the amount of $25,000, which fee shall be fully earned and payable as of the date hereof.

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          5.  Conditions  Precedent  for  Amendment.  The  effectiveness  of the amendments contained herein shall be subject to the satisfaction of each of the following, in a manner satisfactory to Lender and its counsel:

               5.1. Lender shall have received, in form and substance satisfactory to Lender, evidence that Borrower and Mobile have obtained all required consents or approvals of any persons other than Lender to the terms and conditions provided for herein;

               5.2. Lender shall have received this Amendment No. 9 to Loan and Security Agreement duly authorized, executed and delivered by the parties hereto; and

               5.3. no Event of Default, or event, act or condition which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred.

          6. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

          7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

          8. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of New York.

          9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          10. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Letter Agreement.

          11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary


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to produce or account for more than one  counterpart  thereof  signed by each of the parties hereto.

          Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, as so accepted by Lender, shall become a binding agreement between Borrow and Lender.

                                         Very truly yours,

                                         WILLIAMS SCOTSMAN, INC.



                                         By:    /s/ Gerald E. Keefe
                                                --------------------------------
                                                Gerald E. Keefe
                                         Title: Vice President Fleet & Finance


AGREED:

CONGRESS FINANCIAL CORPORATION


By:    /s/ Lawrence S. Forte
       -----------------------------
       Lawrence S. Forte
Title: Vice President


ACKNOWLEDGED AND AGREED:

MOBILE FIELD OFFICE COMPANY


By:    /s/ John B. Ross
       ------------------------------
       John B. Ross
Title: Secretary


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